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                                                                   Exhibit 10.24

                                  COMMON STOCK
                          REGISTRATION RIGHTS AGREEMENT

                  This COMMON STOCK REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of March 5, 1997, is made and entered into by Westinghouse Air Brake Company, a Delaware corporation (the "Company"), Harvard Private Capital Holdings, Inc., a Massachusetts corporation ("Harvard"), American Industrial Partners Capital Fund II, L.P., a Delaware limited partnership ("AIP"), the Voting Trust (the "Voting Trust") created under the Second Amended WABCO Voting Trust/Disposition Agreement, dated as of December 13, 1995, Vestar Equity Partners, L.P., a Delaware limited partnership ("Vestar"), Vestar Capital Partners, Inc. ("Vestar Capital"), Emilio A. Fernandez, Jr., Emilio A. Fernandez, Jr., as custodian for Eric A. Fernandez, and Ofelia B. Fernandez (collectively, the "Pulse Shareholders").

                  WHEREAS, the parties hereto other than Harvard, Vestar and AIP are parties to that certain Common Stock Registration Rights Agreement dated as of January 31, 1995 (the "Existing Registration Rights Agreement");

                  WHEREAS, concurrently with this Agreement becoming effective Vestar, Harvard, AIP and certain members of the Company's management are purchasing 6 million of the shares of Company common stock, par value $.01 per share (the "Common Stock") owned by Scandinavian Incentive Holding B.V. ("SIH") and the Company is redeeming 4 million of the shares of Common Stock owned by SIH (such purchase and redemption being referred to herein collectively as the "SIH Repurchase");

                  WHEREAS, the Company believes that the SIH Repurchase is in the best interest of the Company; and

                  WHEREAS, the parties hereto have requested, and the Company has agreed to provide, the registration rights set forth herein;

                  NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company, Harvard, Vestar, Vestar Capital, AIP, the Pulse Shareholders and the Voting Trust hereby agree as follows:

                  1. DEFINITIONS. As used in this agreement, the following capitalized terms shall have the following respective meanings:

                  (a) "AFFILIATE" shall mean, when used with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

                  (b) "CONTROL" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "Controlling" and "Controlled" shall have meanings correlative thereto.

                  (c) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

                  (d) "HOLDER" shall mean (i) each of Harvard, Vestar, Vestar Capital, AIP, the Voting Trust, the Pulse Shareholders (so long as any such Person is a holder of Registrable Securities) and (ii) any transferee (or subsequent transferee) of Registrable Securities from persons identified in clause (i), who agrees in a writing reasonably satisfactory in form and substance to the Company to be bound by the provisions of this Agreement.



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                  (e) "PERSON" shall mean an individual, corporation,
partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  (g) "PULSE SHARES" shall mean the shares of Common Stock delivered by the Company to Pulse Electronics and Pulse Computer pursuant to that certain Asset Purchase Agreement, dated as of January 23, 1995, by and among the Company, Pulse Acquisition Corporation, Pulse Electronics and Pulse Computer.

                  (h) "REGISTRABLE SECURITIES" shall mean the Securities. As to any particular Registrable Securities, such Securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such Securities shall have become effective under the Securities Act and such Securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been otherwise transferred or sold to the public, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration of them under the Securities Act or (iii) they shall have ceased to be outstanding.

                  (i) "REGISTRATION EXPENSES" shall mean all expenses incident to performance of or compliance with this Agreement, including, without limitation, (i) all SEC and stock exchange or National Association of Securities Dealers, Inc. registration, listing and filing fees, (ii) all fees for and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all word processing, duplicating, printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange pursuant to clause (vii) of Section 3, (v) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incidental to such performance and compliance, (vi) the fees and disbursements of one counsel selected by Holders of a majority of the Registrable Securities sought to be registered, such counsel to be reasonably satisfactory to the Company, and (vii) any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, but excluding underwriting discounts and commissions payable with respect to the Registrable Securities and any applicable transfer taxes.

                  (j) "SECURITIES" shall mean, collectively, the shares of Common Stock being acquired in the SIH Purchase (other than the four million shares being redeemed by the Company), the Pulse Shares beneficially owned by the Pulse Shareholders and the shares of Common Stock held from time to time in the Voting Trust and any other shares of Common Stock which may be owned by Holders from time to time.

                  (k) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

                  (l) "SEC" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

                  (m) "SUPPLEMENTAL DEMAND" shall mean a request by Harvard, the Voting Trust or Vestar pursuant to Section 2(a), 2(b) or 2(c) hereof, as the case may be (other than a first or second demand thereunder), for registration of Registrable Securities pursuant to a Form S-3 Registration Statement at a time when the Company is eligible to use Form S-3 for registration of such Registrable Securities.


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                  2.  DEMAND REGISTRATION.

                  (a) HARVARD DEMAND. Harvard shall have the right to make two requests to the Company for the registration of Registrable Securities owned by Harvard, upon the terms and conditions set forth herein. Harvard's first request (the "First Harvard Demand") may be made at any time commencing after June 30, 1998. Harvard's second request (the "Second Harvard Demand") may be made at any time commencing one year after the consummation of any public offering of the Registrable Securities made in connection with the exercise of the First Harvard Demand. One or both of the Harvard demands may be made by an Affiliate of Harvard to which Registrable Securities owned by Harvard have been transferred, but in no event shall Harvard and such Affiliate be permitted to make more than two demands in the aggregate pursuant to this Section 2(a). Harvard also shall be permitted to make an unlimited number of Supplemental Demands.

                  (b) VOTING TRUST DEMANDS. The Voting Trust shall have the right to make two requests to the Company for the registration of Registrable Securities held by the Voting Trust, upon the terms and conditions set forth herein. The Voting Trust's first and second (the "First Voting Trust Demand" and "Second Voting Trust Demand") requests maybe made at any time that the First Harvard Demand and the Second Harvard Demand, respectively, may be made. The Voting Trust also shall be permitted to make an unlimited number of Supplemental Demands.

                  (c) VESTAR DEMANDS. Vestar shall have the right to make two requests to the Company for the registration of Registrable Securities owned by Vestar or Vestar Capital, upon the terms and conditions set forth herein. Vestar's first and second (the "First Vestar Demand" and "Second Vestar Demand") requests may be made at any time that the First Harvard Demand and the Second Harvard Demand, respectively, may be made. One or both of the Vestar demands may be made by an Affiliate of Vestar to which Registrable Securities owned by Vestar have been transferred, but in no event shall Vestar and such Affiliate be permitted to make more than two demands in the aggregate pursuant to this
Section 2(c). Vestar also shall be permitted to make an unlimited number of Supplemental Demands.

                  (d) ACTIONS UPON DEMAND. Upon the written request of Harvard, the Voting Trust or Vestar, at any time at which a demand may be made in accordance with paragraph (a), (b), or (c) above, requesting that the Company register under the Securities Act all or part of the Registrable Securities held by such Holder and specifying the intended method of disposition thereof, the Company will promptly give written notice (the "Notice") of such requested registration to the other Holders of Registrable Securities. The Company will include in such registration all Registrable Securities of any Holder with respect to which the Company has received written requests for inclusion therein within 15 business days after the receipt by such Holder of the Notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder). The Company thereupon will, as expeditiously as possible, use its reasonable best efforts to effect the registration under the Securities Act of the Registrable Securities so as to permit the disposition (in accordance with the intended method thereof as aforesaid) of the Registrable Securities so to be registered.

                  (e) INCIDENTAL REGISTRATION. (i) If the Company at any time proposes to register any of its securities under the Securities Act (other than pursuant to subsection (a), (b) or (c) of this Section 2) on any form other than Form S-4 or S-8 (or any similar form then in effect) for sale for its own account or otherwise, and if the registration form proposed to be used may be used for the registration of Registrable Securities, the Company will each such time give prompt written notice to all Holders of Registrable Securities of its intention to do so. Upon the written request of any such Holder made within 30 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder), the Company will use its reasonable best efforts to cause all such Registrable Securities, the Holders of which shall have so requested the registration thereof, to be registered under the Securities Act (with the securities at the time proposed to be registered for sale for the Company's own account or otherwise), to the extent requisite to permit



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the sale or other disposition (in accordance with the intended methods thereof as aforesaid) by the Holders of the Registrable Securities to be so registered).

                  No registration effected pursuant to a request or requests referred to in this subsection (e) shall be deemed to have been effected pursuant to subsection (a), (b) or (c) of this Section 2.

                  Notwithstanding anything to the contrary in this subsection
(e), the Company shall have the right to discontinue any registration under this subsection (e) at any time prior to the effective date of such registration if the registration of the other securities giving rise to such registration under this subsection (e) is discontinued (and notice of such discontinuance will be promptly given to each participating Holder); but no such discontinuation shall preclude an immediate or subsequent request for registration pursuant to subsections (a), (b) or (c) of this Section 2.

                  (f) LIMITATIONS ON DEMAND. The Company shall not be obligated to file a registration statement, or file any amendment or supplement thereto, and may suspend the sellers' rights to make sales pursuant to an effective registration statement, at any time when the Company, in the good faith judgment of its Board of Directors, reasonably believes that the filing thereof at the time requested, or the offering of securities pursuant thereto, would adversely affect a pending or proposed public offering of the Company's securities, a financing, or an acquisition, merger, recapitalization, consolidation, reorganization or similar transaction, or negotiations, discussions or pending proposals with respect thereto, or would otherwise be seriously detrimental to the Company and its stockholders. The filing of a registration, or any amendment or supplement thereto, by the Company cannot be deferred, and the sellers' rights to make sales pursuant to an effective registration statement cannot be suspended pursuant to the provisions of the preceding sentence for more than fifteen days after the abandonment or consummation of any of the foregoing proposals for transactions or, in any event, for more than 90 days after the date of the Board's determination referenced in the preceding sentence (and the Company shall not be entitled to request more than one such suspension in any nine month period). If the Company pursuant to this Section 2(f) suspends the sellers' right to make sales pursuant to an effective registration statement, the applicable registration period shall be extended by the number of days of such suspension. If the Company pursuant to this Section 2(f) delays the filing with the SEC of a registration statement or any amendment or supplement thereto or the effectiveness of such registration statement, Harvard, the Voting Trust, or Vestar, as the case may be, may, by written notice to the Company withdraw its request made pursuant to Section 2(a), 2(b), or 2(c), respectively, and thereafter shall be entitled to make one additional request pursuant to Section 2(a), 2(b), or 2(c), as the case may be, in lieu of the withdrawn request.

                  (g) EXPENSES. Subject to the last sentence of Section 3(e), the Company will pay all Registration Expenses in connection with the registration of Registrable Securities pursuant to this Section 2, whether or not such registration shall become effective, except that all Registration Expenses in connection with the registration of Registrable Securities pursuant to a Supplemental Demand by Harvard, Vestar and/or the Voting Trust, as the case may be, shall be paid by the Holders participating in such Supplemental Registration whether or not such registration shall become effective.

                  (h) EFFECTIVE REGISTRATION STATEMENT. A registration requested pursuant to this Section 2 will not be deemed to have been effected unless a registration statement with respect thereto has become effective; PROVIDED, that if, within 90 days after it has become effective, the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason other than a violation of applicable law solely by the Holders and the registration has not within three business days thereafter become effective, such registration will be deemed not to have been effected, and a Holder may, by written notice to the Company, withdraw its request made pursuant to Section 2(a), 2(b), or 2(c), as the case may be, and thereafter shall be entitled to make one additional request pursuant to Section 2(a), 2(b), or 2(c), as the case may be, in lieu of the withdrawn request.


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                  (i) SELECTION OF UNDERWRITERS. If a requested registration pursuant to this Section 2 involves an underwritten offering in which the Company is participating by including therein at least $3 million of Common Stock for its own account, the Company shall have the right to select the lead managing underwriter of the offering, which shall be an investment banking firm of nationally recognized standing reasonably satisfactory to the Holder demanding registration pursuant to Section 2(a), 2(b), or 2(c), as the case may be, and the Holder demanding registration pursuant to Section 2(a), 2(b), or 2(c), as the case may be, shall have the right to select a co-manager, which shall be an investment banking firm of nationally recognized standing reasonably satisfactory to the Company. If a requested registration pursuant to this
Section 2 involves an underwritten offering in which the Company is not participating by including therein at least $3 million of Common Stock for its own account, the Holder demanding registration pursuant to 2(a), 2(b) or 2(c), as the case may be, shall have the right to select the lead managing underwriter of the offering, which shall be an investment banking firm of nationally recognized standing reasonably satisfactory to the Company, and the Company shall have the right to select a co-manager, which shall be an investment banking firm of nationally recognized standing reasonably satisfactory to the Holder demanding registration.

                  (j) PRIORITY IN REGISTRATIONS. If a registration pursuant to this Section 2 involves an underwritten offering and the lead managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range stated by the Holder requesting registration as being acceptable, the Company will include in such registration the securities the Company proposes to sell for its own account, if any, and the number of such Registrable Securities requested to be included in such registration that, in the opinion of the lead managing underwriter, can be sold, allocated pro rata among the Company and all requesting Holders on the basis of the total number of shares proposed to be registered by the Company in good faith and the number of shares of Registrable Securities then held by each such Holder (provided that any Registrable Securities thereby allocated to any such Holder that exceed such Holder's request will be reallocated among the remaining requesting Holders based on the number of shares of Registrable Securities held by each such Holder).

                  (k) ADDITIONAL DEMAND REGISTRATION. Notwithstanding any other provisions of this Section 2, at any time or from time to time, if, solely as a result of the operation of Section 2(j), the Company effects the registration of less than 80% of (x) the Registrable Securities requested to be registered pursuant to Section 2(a), (y) the Registrable Securities requested to be registered pursuant to Section 2(b), or (z) the Registrable Securities requested to be registered pursuant to Section 2(c) and the amount which is less than such 80% threshold has not been registered pursuant to a subsequent incidental registration pursuant to Section 2(e), the holders of not less than 50% of the remaining Registrable Securities owned or held by Harvard, the Voting Trust or Vestar and/or Vestar Capital, as the case may be, shall be entitled to request an additional registration pursuant to Section 2(a), Section 2(b), or Section 2(c), as the case may be. Any such registration shall be requested and effected in accordance with the terms of this Section 2, and the Company will pay all Registration Expenses in connection with any such registration but only to the same extent as the Company was required to pay such Registration Expenses pursuant to Section 2(g) in connection with the registration pursuant to which such Holders initially requested registration.

                  (l) REGISTRATION OF OTHER SECURITIES. Whenever the Company shall effect a registration pursuant to Section 2 hereof, no securities other than Registrable Securities and Common Stock being sold by the Company for its own account shall be included among the securities covered by such registration unless all requesting Holders and the Company shall have consented thereto in writing.

                  (m) REGISTRATION STATEMENT FORM. Registration under Section 2 hereof shall be on such appropriate registration form prescribed by the SEC under the Securities Act (i) as shall be selected by the Company and as shall be reasonably acceptable to the Holder of a majority of the Registrable Securities covered by such registration statement and (ii) as shall permit the disposition of the Registrable Securities pursuant to the intended method of disposition thereof specified in accordance with Section 2(d). The Company agrees to



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include in such registration statement filed pursuant to Section 2 hereof all information which any Holder, upon advice of counsel or upon the advice of the lead managing underwriter (or upon the advice of any demanding Holder if the Company shall have selected the lead managing underwriter or if the registration statement is not being filed in connection with an underwritten offering), to facilitate the marketing of such shares, shall reasonably request. Without limiting the Company's obligations under the preceding sentence, the Company may, if permitted by law, effect any registration requested under Section 2 hereof by the filing of a registration statement on Form S-3 (or any successor or similar short form registration statement).

                  (n) "OTHER REGISTRATION RIGHTS". The Company shall not grant to any person registration rights which (i) are exercisable prior to the time when registration rights hereunder are first exercisable, (ii) would result in the deferral of a demand registration which could otherwise be affected hereunder, (iii) would operate to reduce the number of Registrable Securities which could be registered pursuant to a demand registration hereunder by Harvard, Vestar or the Voting Trust, (iv) except with respect to Common Stock issued by the Company in the future, would operate to reduce the number of Registrable Securities which could be registered in any other registration hereunder or (v) would have priority for inclusion in any registration hereunder over any Registrable Securities of any Holder.

                  3. REGISTRATION PROCEDURES. (a) If and whenever the Company is required to use its reasonable best efforts to effect the registration under the Securities Act of Registrable Securities as provided in this Agreement, the Company will, as expeditiously as possible:

                  (i) prepare and file with the SEC as soon as practicable a registration statement with respect to such Registrable Securities, and, subject to Section 2(f), use its reasonable best efforts to cause such registration statement to become effective;

                  (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the earlier of (x) the date on which all of the Registrable Securities have been disposed of in accordance with the method of disposition set forth in such registration statement and (y) 90 days after the effective date of such registration statement and to comply with the provisions of the Securities Act applicable to the Company with respect to the disposition of all securities covered by such registration statement during such period; PROVIDED, that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Company will furnish to one counsel, selected by the Holders of a majority of the Registrable Securities covered by such registration statement to represent all Holders of Registrable Securities covered by such registration statement, at least five business days prior to the filing of such registration statement and the prospectus contained therein and at least one business day prior to the filing of any amendment or supplements thereto, copies of all documents proposed to be filed, which documents will be subject to the review of such counsel and no such registration statement or prospectus, or any amendment or supplement thereto, shall be filed to which such counsel shall have reasonably objected on the grounds that such registration statement or prospectus, or amendment or supplement (with respect to disclosures or omissions in the case of a registration under Section 2 relating to the Holders of Registrable Securities), does not comply in all material respects with the requirements of the Securities Act or the rules or regulations thereunder and shall have specified the basis for such objection in reasonable detail;

                  (iii) furnish to each seller of Registrable Securities covered by such registration statement such number of copies of such final conformed versions of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits and any documents incorporated by reference), such number of copies of such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other final


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         documents, as such seller may reasonably request in writing in order to facilitate the disposition of the Registrable Securities;

                  (iv) use its reasonable best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction, subject itself to taxation in any jurisdiction (other than taxes related to the issuance of the Registrable Securities) or consent to general service of process in any jurisdiction where, but for the requirements of this clause (iv), it would not be obligated to be so qualified, subject to taxation or subject to general service of process;

                  (v) use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities.

                  (vi) promptly notify each seller of any such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in clause (ii) of this Section 3, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                  (vii) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable (but not more than eighteen months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of
         Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

                  (viii) use its best efforts to list, subject to official notice of issuance, such Registrable Securities on any securities exchange on which the Common Stock is then listed, if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange;

                  (ix) enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as sellers of a majority of such Registrable Securities covered by such registration statement or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

                  (x) obtain a "cold comfort" letter or letters from the Company's independent public accountants, addressed to such seller (and the underwriters, if any), in customary form and covering matters of the type customarily covered by "cold comfort" letters dated the effective date of such registration statement (and, if such registration includes an underwritten offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller; and


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                  (xi) use its reasonable best efforts to furnish to each seller of Registrable Securities a signed counterpart, addressed to such seller (and the underwriters, if any), of a customary opinion of counsel for the Company dated the effective date of such registration statement (and, if such registration includes an underwritten offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller;

                  (xii) subject to Section 7, make available for reasonable inspection by, or give reasonable access to, any seller of such Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

                  (b) In connection with any registration requested pursuant to this Agreement, management of the Company shall participate in customary road show meetings reasonably requested upon reasonable prior notice by the lead managing underwriter of such offering.

                  (c) The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company with such information regarding such seller and the distribution of such securities as required to be included in the related registration statement as the Company may from time to time reasonably request in writing.

                  (d) Each Holder of Registrable Securities being sold pursuant to a registration effected pursuant hereto agrees that as of the date that a final prospectus is made available to it for distribution to prospective purchasers of such Registrable Securities it shall cease to distribute copies of any preliminary prospectus prepared in connection with the offer and sale of such Registrable Securities.

                  (e) Each Holder of Registrable Securities further agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in clause (vi) of Section 3(a), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by clause (vi) of Section 3(a), and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. Notwithstanding the foregoing, the Holder shall not be responsible for any continued disposition of Registrable Securities by any underwriter. In the event the Company shall give any such notice, the period mentioned in clause (ii) of
Section 3(a) shall be extended by the number of days during the period from, and including the date of the giving of, such notice pursuant to clause (vi) of
Section 3(a) and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by clause (vi) of Section 3(a). If any event of the kind described in clause (vi) of Section 3(a) occurs and such event is the fault solely of one or more Holders, such Holder or Holders shall pay all Registration Expenses attributable to the preparation, filing and delivery of any supplemented or amended prospectus contemplated by clause (vi) of Section 3(a).

                  (f) Each Holder of Registrable Securities agrees that it will pay all underwriting discounts and commissions applicable to its sale of Registrable Securities in any underwritten public offering effected pursuant to this Agreement, all transfer taxes applicable to its sale of Registrable Securities and, subject to the provisions set forth in clause (vi) of the definition of Registration Expenses, the fees and disbursements of its counsel. Except as otherwise provided in clause (vi) of the definition of Registration Expenses, if two or more

Holders jointly retain counsel, the fees and expenses of such counsel shall be borne by such Holders on such basis as such Holders shall mutually agree in writing.

                  4. INDEMNIFICATION.

                  (a) INDEMNIFICATION BY THE COMPANY. In connection with any registration statement filed by the Company under the Securities Act pursuant to
Section 2, the Company will, and it hereby agrees to, indemnify and hold harmless, to the extent permitted by law, the seller of any Registrable Securities covered by such registration statement, each other Person, if any, who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such Holder or seller or any such underwriter, and their respective directors, officers, employees, stockholders, partners, agents and representatives, and their respective Affiliates, against any and all losses, claims, damages, expenses or liabilities, joint or several, to which such indemnified party may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof, whether or not such indemnified party is a party thereto) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company will reimburse such indemnified party for any legal or any other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding; PROVIDED, that as to any preliminary prospectus, the Company shall not be liable to any indemnified party if such party failed to send or give a copy of the final prospectus to any person within the time required by the Securities Act and such untrue statement or alleged untrue statement of material fact or omission or alleged omission to state a material fact in such preliminary prospectus was corrected in such final prospectus; and PROVIDED, FURTHER, that the Company shall not be liable to any indemnified party in any such case to the extent that any such loss, claim, damage, expense, liability (or action or proceeding in respect thereof), arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information with respect to such seller furnished to the Company by or on behalf of such seller for use in the preparation thereof; and PROVIDED, FURTHER, that the Company shall not be liable for any amounts paid in connection with any settlement if such settlement is effected without the written consent of the Company (which shall not be unreasonably withheld); and PROVIDED, FURTHER, that the Company will not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, under the indemnity agreement in this Section 4(a) with respect to any preliminary prospectus or the final prospectus or the final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter or controlling Person results from the fact that such underwriter sold Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus (including any documents incorporated by reference therein) or of the final prospectus as then amended or supplemented (including any documents incorporated by reference therein), whichever is most recent, if the Company has previously furnished copies thereof to such underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any indemnified party and shall survive the transfer of such securities by such seller.

                  (b) INDEMNIFICATION BY THE SELLER. In connection with any registration statement filed by the Company under the Securities Act pursuant to
Section 2, each Holder of Registrable Securities covered by such registration statement shall, and hereby agrees to, indemnify and hold harmless (in the same manner and to the same extent and subject to the same provision as set forth in
Section 4(a)) the Company, each other Holder of Registrable Securities, any underwriter and each other Person, if any, who controls the Company or such Holder or any such underwriter, and their respective directors, officers, employees, partners, stockholders, agents and representatives, and their respective Affiliates, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information with respect to such Holder furnished to the Company by such Holder for use in preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the Holders, or any of their respective controlling Persons, directors, officers, employees, stockholders, partners, agents and representatives, or any of their respective Affiliates, and shall survive the transfer of such securities by such Holder. Notwithstanding the foregoing, the liability of any Holder under this Section 4(b) shall be limited to an amount equal to the amount by which the total price at which the Registrable Securities were sold by such Holder and distributed to the public in the offering which gave rise to the liability exceeds the amount of any damages that such Holder has otherwise been required to pay be reason of such offering. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees and expenses reasonably incurred by such party in connection with any investigation or proceeding.

                  (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification or contribution may be made pursuant to this Section 4, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action or proceeding; provided, that the failure of the indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 4, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action or proceeding is brought against an indemnified party, the indemnifying party shall assume the defense thereof with counsel reasonably satisfactory to the indemnified party. The indemnified party shall have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses or (ii) the indemnifying party shall have failed to assume the defense of such action or proceeding or to employ counsel reasonably satisfactory to the indemnified party therein or (iii) the named parties to any such action or proceeding (including any impleaded party) include both the indemnifying party and the indemnified party and (x) there are one or more legal defenses available to the indemnified party which are different from or additional to those available to the indemnifying party and which result in a conflict between the indemnifying party and such indemnified party or (y) the representation of both parties by the same counsel would be inappropriate due to differing interests between them, in either which case under the preceding clause (iii), if the indemnified party notifies the indemnifying party in writing that the indemnified party elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified party. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. The indemnifying party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys at any time for all indemnified parties, which firm shall be designated in writing by the indemnified parties.

                  (d) CONTRIBUTION. If the indemnification provided for in this
Section 4 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party in lieu of indemnifying such indemnified party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions that results in such losses, claims, damages, liabilities and expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and the indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. Notwithstanding the foregoing, no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities were sold by such Holder and distributed to the public in the offering that resulted in such losses, claims, damages, liabilities and expenses exceed the amount of any damages that such Holder has otherwise been required to pay by reason of any such actions. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees and expenses reasonably incurred by such party in connection with any investigation or proceeding.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. The obligation of each Holder to contribute in respect of any offering of Registrable Securities is several in the same proportion that the proceeds of such offering received by such Holder bears to the total proceeds of such offering and not joint. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  If indemnification is available under this Section 4, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 4(a) or (b), as the case may be, without regard to the relative fault of said indemnifying parties or indemnified party or any other equitable consideration provided for in this Section 4(d).

                  (e) NON-EXCLUSIVITY. The obligations of the parties under this
Section 4 shall be in addition to any liability which any party may otherwise have to any other party.

                  5. HOLDBACK AGREEMENT.

                  (a) RESTRICTIONS ON PUBLIC SALE BY HOLDERS. Each Holder agrees not to effect any public sale or distribution of Registrable Securities or any similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities, or any securities into which such securities are convertible or for which such securities are exchangeable or exercisable, during the 10 days prior to, and during the 90 day period beginning on, the effective date of any registration statement in which Holders are participating in connection with an underwritten public offering of the Registrable Securities (except as part of such registration), if and to the extent reasonably requested in writing (with reasonable prior notice) by the lead managing underwriter of the underwritten public offering.

                  (b) RESTRICTIONS ON PUBLIC SALE BY THE COMPANY. The Company agrees not to effect any primary public sale or distribution of any securities similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities, or any securities into which such securities are convertible or for which such securities are exchangeable or exercisable, during the 10 days prior to, and the 90 day period beginning on, the effective date of any registration statement in which Holders are participating in connection with an underwritten public offering if an to the extent reasonably requested in writing (with reasonable prior notice) by the lead managing underwriter of the underwritten public offering.

                  6. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Holder of Registrable securities may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's securities on the basis provided in and in compliance with any underwriting arrangements and (b) complete and executes all questionnaires, appropriate and limited powers of attorney, escrow agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

                  7. MISCELLANEOUS.

                  (a) AMENDMENTS AND WAIVERS. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Holders of a majority of the Registrable Securities then outstanding; provided, however, that no such amendment which would have an adverse effect on any Holder shall be effective as to such Holder without the written consent of such Holder (or if such Holder is not an original Holder hereunder, without the written consent of at least a majority of the Registrable Securities held by the original Holder who directly or indirectly transferred shares to such Holder, together with all other direct or indirect transferees of such original Holder). Each Holder of Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 7(a), whether or not such Registrable Securities shall have been marked to indicate such consent.

                  (b) SUCCESSORS, ASSIGNS AND TRANSFEREES. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns and transferees.

                  (c) NOTICES. Any notice, request, demand, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given (i) when delivered by hand, (ii) five business days after it is mailed certified or registered mail, return receipt requested with postage prepaid, (iii) when answered back if sent by telecopy (with respect confirmed) or (iv) three business days after it is sent by express delivery service, as follows:

                  (i)      if to the Company, to:

                           Westinghouse Air Brake Company
                           1001 Air Brake Avenue
                           Wilmerding, Pennsylvania 15148

                           With a copy to:

                           Reed Smith Shaw & McClay
                           435 Sixth Avenue
                           Pittsburgh, Pennsylvania 15219
                           Attention:  David L. DeNinno
                           Telecopier:  412-288-3063

                  (ii)     if to Harvard, to:

                           c/o Harvard Private Capital Group, Inc.
                           600 Atlantic Avenue, 26th Floor
                           Boston, Massachusetts 02100
                           Attention:  John Sallay
                           Telecopier:  617-523-1063

                           With a copy to:

                           Ropes & Gray
                           One International Place
                           Boston, Massachusetts 02110-26242
                           Attention:  Larry J. Rowe
                           Telecopier:  617-951-7050

                  (iii)    if to AIP:

                           American Industrial Partners
                           551 Fifth Avenue, Suite 3800
                           New York, New York 10176
                           Attention:  Robert J. Klein
                           Telecopier:  212-986-5099

                           With a copy to:

                           American Industrial Partners
                           One Maritime Plaza, Suite 2525
                           San Francisco, California 94111
                           Attention:  Ken Pereira
                           Telecopier:  415-788-5302

                           and

                           Latham & Watkins
                           5800 Sears Tower
                           Chicago, IL  60606
                           Attention:  Mark Stegemoeller, Esq.
                           Telecopier:  312-993-9767

                  (iv)     if to the Voting Trust, to:

                           c/o Westinghouse Air Brake Company
                           1001 Air Brake Avenue
                           Wilmerding, Pennsylvania  15148
                           Attention:  Robert J. Brooks
                           Telecopier:  (412) 825-1156

                           With a copy to:

                           Reed Smith Shaw & McClay
                           435 Sixth Avenue
                           Pittsburgh, Pennsylvania 15219
                           Attention:  David L. DeNinno
                           Telecopier: (412) 288-3063

                  (v)      if to Vestar or Vestar Capital, to:

                           Vestar Capital Partners, Inc.
                           Seventeenth Street Plaza
                           1225 17th Street, Suite 1600
                           Denver, Colorado 80202
                           Attention:  James P. Kelley
                           Telecopier: (303) 292-6639

                           With a copy to:

                           Simpson Thacher & Bartlett
                           425 Lexington Avenue
                           New York, New York  10017
                           Attention:  Peter J. Gordon, Esq.
                           Telephone No.: (212) 455-2605
                           Telecopier No.: (212) 455-2502

                           (vi) if to any Pulse Shareholder, to such Holder at such Holder's address, telephone number of telecopier number set forth in the Company's records.

All such notices and communications shall be deemed to have been given or made
(1) when delivered by hand, (2) five business days after it is mailed, certified or registered mail, return receipt requested with postage prepaid, (3) when answered by if sent by telex, telegram or telecopy (with receipt confirmed) or
(4) three business days after it is sent by express delivery service.

                  (d) DESCRIPTIVE HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.

                  (e) SEVERABILITY. In the event that any one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

                  (f) COUNTERPARTS. This Agreement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

                  (g) GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and to be performed therein. The parties to this Agreement hereby agree to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Agreement.

                  (h) SPECIFIC PERFORMANCE. The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, it is agreed that they shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction in the United States or any state thereof, in addition to any other remedy to which they may be entitled at law or equity.

                  (i) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter. Vestar and the Voting Trust hereby agree that all rights of either of them under the Existing Registration Rights Agreement are hereby terminated.

                  (j) EFFECTIVENESS. This Agreement shall become effective upon the consummation of the SIH Repurchase.

                  IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                                   WESTINGHOUSE AIR BRAKE COMPANY

                                   By:  /s/ ROBERT J. BROOKS
                                        ---------------------------------
                                        Name:  Robert J. Brooks
                                        Title:  Vice President and Secretary

                                   HARVARD PRIVATE CAPITAL HOLDINGS, INC.

                                   By:  /s/ MARK A. ROSEN
                                        ---------------------------------
                                        Name:  Mark A. Rosen
                                        Title:  Authorized Signatory

                                   By:  /s/ MICHAEL B. EISENSON
                                        ---------------------------------
                                        Name:  Michael B. Eisenson
                                        Title:  Authorized Signatory

                                   VOTING TRUST

                                   By:  /s/ ROBERT J. BROOKS
                                        ---------------------------------
                                        Name:  Robert J. Brooks
                                        Title:  Trustee

                                   VESTAR EQUITY PARTNERS, L.P.

                                   By:    VESTAR ASSOCIATES, L.P., its General
                                          Partner

                                          By:   VESTAR ASSOCIATES CORPORATION,
                                                its General Partner

                                          By:  /s/ JAMES P. KELLEY
                                               --------------------------
                                               Name:  James P. Kelley
                                               Title:  Managing Director

                                   VESTAR CAPITAL PARTNERS, INC.

                                   By:  /s/ JAMES P. KELLEY
                                        ---------------------------------
                                        Name:  James P. Kelley
                                        Title:  Managing Director

                                  AMERICAN INDUSTRIAL PARTNERS
                                  FUND II, L.P.

                                  By: AMERICAN INDUSTRIAL PARTNERS, II, L.P., its General Partner

                                         By:   AMERICAN INDUSTRIAL PARTNERS
                                               CORPORATION, its General Partner

                                             By:  /s/ THEODORE C. ROGERS
                                                  ---------------------------
                                             Name:  Theodore C. Rogers
                                             Title:  Chairman

                                  /s/ EMILIO A. FERNANDEZ, JR.
                                  ------------------------------------
                                  Emilio A. Fernandez, Jr.

                                  /s/ EMILIO A. FERNANDEZ, JR.
                                  ------------------------------------
                                  Emilio A. Fernandez, Jr.,
                                  as custodian for Eric A. Fernandez

                                  /s/ OFELIA B. FERNANDEZ
                                  ------------------------------------
                                  Ofelia B. Fernandez